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                                 MARCH 22, 2000 AMENDMENT TO
                                   PARTICIPATION AGREEMENT
                                            AMONG
                        OCC ACCUMULATION TRUST, OCC DISTRIBUTORS, and
                              IL ANNUITY AND INSURANCE COMPANY


         This is an amendment to the September 5, 1995 Participation Agreement ("Agreement") among OCC Accumulation Trust, OCC Distributors and IL Annuity and Insurance Company.

         Schedule 2 to the Agreement is hereby amended to add the following Portfolios of OCC Accumulation Trust:

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  - Equity Portfolio                     - Small Cap Portfolio
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  - Blended Equity Portfolio             - Innovation Portfolio
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  - Large Cap Growth Portfolio           - Global Equity Portfolio
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  - Small Cap Growth Portfolio           - Managed Portfolio
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  - Target Portfolio                     - Balanced Portfolio
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  - Mid Cap Portfolio                    - U.S. Government Income Portfolio
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         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment to the Agreement as of March 22, 2000.

                                  OCC ACCUMULATION TRUST

                                  By:/s/ Elliot M. Weiss
                                     ------------------------------

                                  Name: Elliot M. Weiss
                                        ---------------------------

                                  Title: Secretary
                                        ---------------------------


                                  OCC DISTRIBUTORS

                                  By: /s/ Francis C. Poli
                                      -----------------------------

                                  Name: Francis C. Poli
                                       ----------------------------

                                  Title: Secretary
                                        ---------------------------

                                  IL ANNUITY AND INSURANCE COMPANY

                                  By: /s/ Daniel J. Labonte
                                     ------------------------------

                                  Name: Daniel J. Labonte
                                        ---------------------------

                                  Title: Sales Officer
                                        ---------------------------